Exhibit 99.2
1 RBC Financial Institutions Conference May 3, 2010 May 3, 2010 May 3, 2010

2 FORWARD-LOOKING INFORMATION During the course of our remarks today, you will hear us make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company. These forward looking statements about future results are subject to risks and uncertainties. Refer to our periodic reports on file with the SEC and the slides at the end of this presentation regarding forward- looking statements for further detail in this regard.

3 Who We Are Eighteen year-old community focused banking organization with approximately $12.8 billion in assets. Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets. 9 charters started since 1991 and 7 bank acquisitions since the 4th qtr 2003. (One of the acquisitions was an in-market transaction and it was merged recently with an existing Bank charter.) 83 existing banking locations Vast majority of customers don't even know Wintrust exists-by design...but changing.

4 Who We Are - Company Overview Community Banking Specialty Finance Wealth Management Fifteen community banks Chicago and Milwaukee metropolitan markets 83 locations Full product suite - home equity, home mortgage, consumer, real estate and commercial loans, safe deposit facilities, ATMs, & internet banking Wintrust Mortgage Corporation National mortgage production capabilities Recently acquired assets of Professional Mortgage Partners Two finance companies - premium finance and account receivables Loan production to optimize banks' balance sheets First Insurance Funding P&C Life Insurance Tricom- Temporary help industry processing and financing Other niches (including airplanes, housing associations, franchise lending, mortgage warehouse lending - to name a few) Wayne Hummer acquired in 2002, and 2 subsequent acquisitions $9 bn in AUM Brokerage, asset management and trust capabilities

5 Chicago and Milwaukee metropolitan markets Historically focused on high net worth areas Flexibility to profitably penetrate broader market Positioned as local alternatives to the "Big Banks" We know our communities extremely well Personalized service, creative marketing and employee involvement Have taken advantage of big-bank consolidation and market dislocation to grow quickly Vigorously defend and grow market share regardless of any competition Who We Are - Core Strategy Good Markets Consistent strategy for eighteen plus years Community Focused Market Share Growth

Wintrust Locations Banking Wealth Management Mortgage

7 Funding Assets Operating Strategy Loan-to-deposit ratio 85% - 90% Generate ~ two-thirds of loan volume from banks Remaining loan volume from niche businesses First Insurance Funding Tricom Other (including airplanes, housing associations, franchise lending, mortgage warehouse lending -- to name a few) Consistent, conservative credit standards Manage risk through portfolio diversification and decentralized structure Minimal "nuisance fees", if at all Same or better products and delivery - differentiate with service Technology as the great equalizer Strong, diversified funding base Recent markets have proven the value of that approach Franchise is built on deposit funding 91% of total funding Substantially all deposits are customer generated 9% traditional brokered deposits Goal is to be top two in both deposit market share and household penetration in each banks' local market area

8 Deposit Market Share-Chicago MSA As of June 30, 2009 and 2008 At June 30, 2009 At June 30, 2008 In-market Deposit In-market Deposit Deposit Market Deposit Market Bank Holding Company Dollars Share % Dollars Share % JP Morgan Chase & Co. ** $ 45.0 BB 15.8% $40.6 BB 14.9% Bank of America ** $ 33.2 BB 11.7% $36.1 BB 13.3% Bank of Montreal ** $ 24.4 BB 8.6% $26.3 BB 9.6% Northern Trust Corporation $ 13.3 BB 4.7% $12.2 BB 4.5% PNC Financial Services Group** $ 11.3 BB 4.0% $11.8 BB 4.3% Citigroup, Inc. ** $ 9.9 BB 3.5% $ 7.7 BB 2.8% Wintrust Financial Corp. $ 8.7 BB 3.1% $ 7.3 BB 2.7% Fifth Third Bancorp ** $ 8.6 BB 3.0% $ 8.4 BB 3.1% Source: FDIC Website - Summary of Deposits as of June 30, 2009 and 2008 Market share data is for the Chicago Metropolitan Statistical Area ** - Corporate Headquarters is out-of-state A Leading Chicago bank

9 Penetrate new markets with community banking model Within 11/2 hours of Wintrust headquarters Acquired entities with existing management that wish to continue to grow Acquisitions in specialty finance and wealth management Must complement existing franchise, be a strategic new business line, or add/improve customer products and services Evaluating FDIC-assisted and unassisted deals Completed two FDIC-assisted transactions on April 23 One in Chicago, IL and one Naperville, IL Focus on earnings accretion and improving franchise value Growth Strategy - Expansion

10 Consistent Strategy - Changing Tactics (1991-2005) (2010) (2008) (2009) (2006-07) Organic & Acquisition Growth 7 bank acquisitions since 2003 9 de novo charters since 1991 "Rope - A - Dope" Slowed growth Maintained extremely conservative underwriting Reduced relative cost of funds Controlled expenses "Off the Ropes" Life insurance premium finance acquisition PMP acquisition (in late Dec '08) Over 50 new lenders hired since Jan '09 Loans a $1.5 bn since 12/31/08 (includes $695 mm loan securitization) Deposits a $1.5 bn since 12/31/08 Organic & Acquisition Growth Continue cautious offense Raised common equity 2 FDIC-assisted transactions WINTRUST TACTICS CREDIT CYCLE Capital & TARP-CPP Focused on minimizing dilution to shareholders Q3'08 - raised $50 mm of convertible preferred Dec. '08 - $250 mm TARP-CPP Healthy Restrained Recovery The Perfect Storm Stabilization Storm Clouds Gather Warning signs 1Q'06 Disadvantageous yield curve Loosened credit standards Credit spreads moved to unacceptable levels See compound growth rates through 2005 on Slide No. 11

11 Growth During Previous Healthy Credit Environment Compound Annual Growth Rates in 2005 1 Year 2 Year 3 Year 4 Year 5 Year Revenues 27.6% 26.8% 25.0% 31.8% 31.4% Net Income 30.5 32.6 34.0 38.1 43.1 EPS (diluted) 17.5 17.9 19.8 21.3 27.1 Assets 27.4 31.2 30.0 31.9 31.2 Loans 19.9 25.7 26.8 26.8 27.5 Deposits 31.8 31.8 29.6 30.6 29.8

12 Timing and TARP Capital was always key in the timing as to when to move off of our defensive strategy. Unwilling to dilute shareholders In the third quarter of 2008 and in anticipation of this move, we raised $50 million of convertible preferred stock through a private placement. This capital provided us with a cushion to our already well capitalized position as well as the capacity to slowly get back on offense. Immediately after closing, the TARP Capital Purchase Program was announced. We applied and received $250 million in the last weeks of 2008. TARP-Capital Purchase Program funds provided for a head start in our plans.

13 Time to Come off the Ropes- But Cautiously Aided by $300 million of new capital, we began "coming off the ropes" in the 4th quarter 2008. Loans grew $1.4 billion (from 12/31/08 to 3/31/10) Deposits grew $1.3 billion (from 12/31/08 to 3/31/10) The above growth was accomplished at pricing commensurate with the times - that is, on our terms. Good Loans are made in Bad Times

14 Time to Come off the Ropes- But Cautiously As anticipated, tremendous market dislocation, competitive disarray, and non-bank de-leveraging are affording numerous opportunities to those with dry powder. Our loan pipeline is strong but we are obviously being more discerning than usual: Commercial relationships "Rebound" real estate Niche lending People Pipeline is strong Purchase of AIG Life Insurance Premium Finance portfolio

15 Purchase of Life Insurance Premium Finance FIFC purchased a portfolio of domestic life insurance premium finance loans and certain related assets from indirect wholly-owned subsidiaries of AIG Aggregate unpaid principal balance of approximately $1.03 billion Purchase price of $746 million Resulting discount of $287 million Pre-tax Bargain purchase price gain of $167 million First purchase: July 28, 2009 Smaller, second purchase: October 2, 2009

16 Characteristics of Purchased Life Insurance Premium Finance Loan Portfolio Generally used for estate planning purposes of high net worth borrowers Generally collateralized by the cash surrender value of life insurance policies, letters of credit, annuities, cash and marketable securities. Purchased portfolio consisted of approximately 550 loans with an average remaining expected life of 5 to 7 years (although some loans may have longer lives). Purchased portfolio generally prices at an average spread of approximately 1.9% over the 1-year LIBOR rate existing at the re- pricing date and before the accretion of the purchase discount. The historical net charge-off ratio of the purchased portfolio has been less than 0.1% of the outstanding principal balance.

17 Securitization On September 11, 2009 Wintrust's indirect, wholly-owned subsidiary, FIFC Premium Funding I, LLC (the "Issuer"), closed on the sale of $600,000,000 aggregate principal amount of its Series 2009-A Premium Finance Asset Backed Notes, Class A (the "Notes"). The Notes were issued in a securitization transaction sponsored by First Insurance Funding Corp. The Notes bear interest at an annual rate equal to one-month LIBOR plus 1.45% and have an expected average term of 2.93 years, and are rated Aaa by Moody's and AAA by Standard & Poor's The Notes were eligible collateral under the Federal Reserve Bank of New York's Term Asset-Backed Securities Loan Facility ("TALF"). Additional premium finance loans will be transferred from time to time by FIFC to FIFC Funding, I LLC (the "Depositor") and by the Depositor to the Issuer. As a result of this transaction the Company recognized gains of $3.6 million and $4.4 million in the third and fourth quarters of 2009, respectively. A total of $695 million in premium finance property and casualty receivables were initially transferred into the securitization. The Company retained interests of approximately $84 million and a sellers interest in loans of $11 million. The Notes were initially accounted for as an off-balance sheet transaction for the Company. However, the Notes are now accounted for as an on-balance sheet financing transaction beginning on January 1, 2010 The transaction provided the Company with additional liquidity and some regulatory capital relief.

18 March 2010 Capital Raise Enhance and maintain strong capital ratios 12/31/09 3/31/10 Tier 1 Risk-based capital 11.2% 13.3% Total capital ratio 12.7% 14.9% Leverage ratio 9.3% 10.8% Tangible common equity ratio 4.7% 6.3% Provide flexibility for growth Organic growth & lending opportunities Portfolio and business acquisitions Position to repay TARP

19 Wintrust is Managing Well Through Challenging Times (1) Excludes balance of loans in securitization completed on September 11, 2009.

20 2009 Report Card 2009 Report Card Positioned to start 2010 with strong earnings and clean balance sheet

21 A Word on Reserves The allowance for credit losses stands at $106 million or 1.17% of loans as of 3/31/10 Adding credit discounts on purchased assets, reserve coverage equals 1.55% of loans as of 3/31/10 Company uses a thorough, loan by loan process in building its reserve

22 Annual "Pre-tax Pre-Credit Costs" Earnings 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Pre-tax Pre-Provision Earnings 21503 37029 52816 70343 87185 111626 111298 98703 90105 148386 71296 106412 139104 171844 176188 179908 (in 000s) (Qtrs are Annualized) Amounts exclude "Bargain Purchase" gain, provision for credit losses and OREO expenses

23 Expected Earnings Improvements Pre-Tax Subject to market and other conditions, including interest rate environments, and other factors influencing growth, pre-tax, pre-provision earnings could benefit from the following: Continued Margin Improvement Deposit Re-pricing Liquidity Re-deployment Balance sheet growth at historical levels

24 Goals Continue to concentrate on core earnings Continue to clear the "junk" off the balance sheet Continue to scour the market for dislocated assets Continue to add to management Maintain disciplined core growth Grow core earnings and maintain a relatively clean balance sheet We will selectively look at strategic expansion opportunities

25 Summary Our 2010 goals continue to focus on taking advantage of current market opportunities to increase earnings, maintain better than peer and solid asset quality, and continue to build the core franchise. Hopefully this will result in a higher stock price. Retire TARP when it makes sense to do so. Opportunities are abundant.......

26 Why Invest in Wintrust? Managing well through the cycle Relatively clean balance sheet Cautiously on offense in 2010 Positioned for growth Differentiated and sustainable business model Strong management team and Board of Directors Additional earnings leverage in operating model

27

Financial Results

29 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Current Bank and Trust Subsidiaries 2 2 3 4 5 6 7 8 9 10 10 14 16 22 23 23 23 22 23 23 Banking Offices 1 1 3 5 11 14 17 21 24 28 29 31 36 50 62 73 77 79 78 83 Historical Growth

30 Banking Locations 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Current Internal 1 1 3 5 11 14 17 21 24 28 29 31 32 40 45 51 56 58 58 58 Acquisition 4 10 17 22 21 21 20 25

31 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3/31/2010 Crystal Lake 7 40 Total 52 83 189 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9572 9369 10658 12216 12840 Barrington 11 72 105 Libertyville 35 76 124 174 North Shore 44 105 169 266 287 Hinsdale 23 67 115 167 223 254 Lake Forest 8 49 96 143 195 270 380 408 Total Assets (in millions)

32 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 7 40 Internal Growth 52 83 189 354 471 706 1053 1348 1650 2074 2676 3619 4450 5399 6456 7363 7098 8387 9945 10569 Acquired Growth 29 29 29 103 297 1020 1721 2209 2271 2271 2271 2271 Asset Growth - Internal / Acquired (in millions)

33 Asset Growth of Banks by Year 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 Lake Forest 8 49 96 143 195 270 380 441 499 581 667 897 1087 1256 1334 1458 1504 1654 1816 2391 Hinsdale 0 23 67 115 167 223 281 350 401 508 642 746 887 980 1401 1270 1314 1439 1420 North Shore 0 44 105 169 266 294 360 450 563 771 871 938 949 997 943 1065 1333 1335 Libertyville 0 35 76 124 186 219 287 355 479 587 758 844 933 973 1032 1054 1052 Barrington 0 11 72 120 177 241 314 447 553 688 788 876 789 818 1036 1002 Crystal Lake 0 7 53 89 125 184 297 429 479 500 580 555 608 666 656 Northbrook 0 22 86 185 255 572 694 745 668 741 899 905 Advantage 114 150 230 278 289 327 394 453 443 Village 80 99 173 604 635 564 642 791 799 Beverly 0 84 134 161 162 234 302 327 Wheaton 125 157 310 315 394 447 469 Town 308 396 474 571 644 705 721 SBOTL 502 549 570 573 637 708 706 Old Plank 111 171 227 301 280 St. Charles 54 102 172 239 246 (in millions) 1Q10

34 Consolidated Net Income (before Preferred Dividends, in 000s) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q09 1Q10 -2236 1497 -973 4846 6245 9427 11155 18439 27875 38118 51334 67016 66493 55653 20488 73069 6358 16017 West 31.6 2606 North 43.9

35 EPS Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Annual 0.4 0.49 0.73 0.83 1.27 1.6 1.98 2.34 2.75 2.56 2.24 0.76 2.18 Quarterly 0.07 0.09 0.1 0.13 0.08 0.08 0.17 0.16 0.15 0.18 0.2 0.21 0.23 0.24 0.07 0.29 0.29 0.32 0.33 0.33 0.4 0.37 0.4 0.43 0.45 0.49 0.53 0.52 0.54 0.58 0.6 0.62 0.68 0.53 0.8 0.75 0.76 0.69 0.56 0.57 0.57 0.62 0.4 0.65 0.4 0.47 -0.13 0.02 0.06 0.06 1.07 0.9 0.41 North Annual Quarterly

36 Revenue Growth by Quarter (excluding Bargain Purchase Gain in 3Q09, 4Q09 & 1Q10) 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Net Int Inc 5252 6789 7340 7391 8004 8910 9873 9977 10816 11598 12222 13098 13868 14819 15640 16643 17276 18015 19130 19593 22168 24417 25415 26128 26604 28328 31892 33669 36508 36720 39091 45505 49913 53882 55969 56993 57164 61242 65115 65366 64670 65255 66187 65438 61742 59400 60680 62745 64782 72497 87663 86934 95865 Non-int inc 1592 928 1102 1211 1683 1989 2009 2394 2308 2118 2017 3365 4278 4504 4493 5031 6850 7391 7101 7456 12752 13771 15957 18192 17743 19105 18443 17301 18686 21495 21447 23825 24380 16541 28492 24144 28725 24293 18776 19439 19733 20850 11537 27968 24556 33604 22130 19372 36427 45452 37618 42137 32359 North - Net interest income - Non-interest income (in 000s)

37 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 Net Interst Margin 0.0335 0.0296 0.0291 0.0341 0.0343 0.0354 0.0366 0.0349 0.0334 0.032 0.0317 0.0316 0.031 0.0311 0.0281 0.0301 0.0338 Net Interest Margin (fully taxable equivalent)

38 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 Net Overhead Ratio 0.0357 0.0201 0.0271 0.026 0.0236 0.02 0.0213 0.0159 0.0141 0.0122 0.013 0.0139 0.0154 0.0172 0.016 0.0023 0.0133 Efficiency Ratio 0.8603 0.7975 0.6863 0.7233 0.6366 0.6641 0.6352 0.6445 0.6397 0.6696 0.7106 0.7292 0.5444 0.6078 Net Overhead Ratio & Efficiency Ratio

39 Loan Portfolio Composition As of March 31, 2010 - $9.1 Billion (excludes loans sold or held for sale) Comm'l CRE Premium Finance-Comml Premium Finance-Life Ins. Other Niches Res. Real Estate Home Equity Other Loan comp 0.16 0.37 0.14 0.14 0.04 0.04 0.1 0.01 Commercial Premium Finance - Life Insurance Res. R/E Home Equity Other Other Niches Commercial Real estate Premium Finance - Commercial

40 Ending Loan-to-Deposit/Secured Borrowing Ratio* (excludes loans held for sale) 1996 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q09 BV per share 0.872 0.827 0.851 0.852 0.775 0.826 0.91 0.91 0.848 0.879 *Includes $600 million of secured borrowing related to the commercial premium finance loan securitization for which the related loans are recorded on the balance sheet beginning in 2010.

41 Non-Performing Assets to Total Assets (NPAs include NPLs and OREO) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 Core NPA/TA 0 0.0017 0.0007 0.0016 0.0021 0.0016 0.000676 0.001402 0.0013 0.003 0.0011 0.0019 0.0025 0.0059 0.0138 0.0218 NPA/TA 0.0001 0.0041 0.0025 0.004 0.0045 0.0041 0.0046 0.0048 0.0034 0.0051 0.0029 0.0034 0.0039 0.0081 0.0158 0.0174 0.0179 Total Assets 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9572 9369 10658 12216 12840 Assets in millions Peer Group-2003 = 0.58% Peer Group-2004 = 0.45% Peer Group-2005 = 0.42% Peer Group-2006 = 0.43% Peer Group-2007 = 0.80% Peer Group-2008 = 1.94% Peer Group-2009 = 3.00%

42 Non-Performing Asset Ratio Wintrust vs. Peer Group 2003 2004 2005 2006 2007 2008 2009 Wintrust 0.0051 0.0029 0.0034 0.0039 0.0081 0.0158 0.0174 Peer 0.0058 0.0045 0.0042 0.0043 0.008 0.0194 0.03 Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

43 Net Charge-offs to Total Loans 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 Net Charge-offs/Average Loans 0.0018 0.002 0.0031 0.0031 0.0028 0.0019 0.0024 0.0026 0.0024 0.0018 0.0007 0.001 0.0009 0.0016 0.0051 0.0165 0.0119 Total Loans 194 258 493 713 992 1278 1558 2061 2556 3298 4348 5214 6496 6802 7621 8412 9071 Loans In millions Peer Group-2003 = 0.33% Peer Group-2004 = 0.21% Peer Group-2005 = 0.18% Peer Group-2006 = 0.15% Peer Group-2007 = 0.27% Peer Group-2008 = 1.10% Peer Group-2009 = 2.28% 0.31%

44 Net Charge-offs Ratio Wintrust vs. Peer Group 2003 2004 2005 2006 2007 2008 2009 Wintrust 0.0018 0.0007 0.001 0.0009 0.0016 0.0051 0.0165 Peer Group 0.0033 0.0021 0.0018 0.0015 0.0027 0.011 0.0228 Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

45 Credit Loss Reserve Analysis Non- Non- Performing Performing Loans, net Loans (%) Community and Commercial Banking $6,436,031 $112,572 1.75% Indirect Consumer 83,136 1,280 1.54% Premium Finance Rec. 2,551,395 27,065 1.06% Total $9,070,562 $140,917 1.55% $5,229 2003 Calendar Year Net Charge-offs $5,450 3/31/10 Credit Loss Reserves: $106,050 $ 34,318 $140,368 2004 Calendar Year Net Charge-offs $2,722 2005 Calendar Year Net Charge-offs $4,921 2006 Calendar Year Net Charge-offs As of March 31, 2010 2007 Calendar Year Net Charge-offs $10,871 2008 Calendar Year Net Charge-offs $36,970 2009 Calendar Year Net Charge-offs $137,385 Credit Loss Reserves Credit Discount on Acq. 2010 Annualized Net Charge-offs $107,072

46 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 Capital Growth 14583 11291 17227 25366 40487 42620 68790 75205 92947 102276 141278 227002 349837 473912 627911 773346 739555 784699 853815 1079190 Preferred 0 0 0 0 0 0 0 0 0 0 281873 284824 285642 Trust Pfd 31050 31050 51050 51050 50894 96050 204489 230458 249828 249662 249515 249493 249493 Sub Debt 25000 50000 50000 50000 75000 75000 70000 60000 60000 Financial Overview - Capital Components (in millions) - Common Shareholders Equity - Trust Preferred Securities - Subordinated Debt - Preferred Securities

47 Financial Overview - Common Book Value Per Share 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 BV per share 5.65 6.15 7.06 7.92 9.72 13.19 17.43 21.81 26.23 30.38 31.56 33.03 35.27 34.76

48 FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as "intend," "plan," "project," "expect," "anticipate," "believe," "estimate," "contemplate," "possible," "point," "will," "may," "should," "would" and "could." Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management's expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, which may include, but are not limited to, those listed below and the Risk Factors discussed in Item 1A on page 19 of the Company's Annual Report on Form 10-K for the year ended December 31, 2009. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company's future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management's long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the Company's business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:

49 FORWARD-LOOKING STATEMENTS (cont.) negative economic conditions that adversely affect the economy, housing prices, the job market and other factors that may affect the Company's liquidity and the performance of its loan portfolios, particularly in the markets in which it operates; the extent of defaults and losses on the Company's loan portfolio, which may require further increases in its allowance for credit losses; estimates of fair value of certain of the Company's assets and liabilities, which could change in value significantly from period to period; changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company's liquidity and the value of its assets and liabilities; a decrease in the Company's regulatory capital ratios, including as a result of further declines in the value of its loan portfolios, or otherwise; effects resulting from the Company's participation in the Capital Purchase Program, including restrictions on dividends and executive compensation practices, as well as any future restrictions that may become applicable to the Company; legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies; increases in the Company's FDIC insurance premiums, or the collection of special assessments by the FDIC; competitive pressures in the financial services business which may affect the pricing of the Company's loan and deposit products as well as its services (including wealth management services); delinquencies or fraud with respect to the Company's premium finance business; the Company's ability to comply with covenants under its securitization facility and credit facility; credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company's premium finance loans; any negative perception of the Company's reputation or financial strength; the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank;

50 FORWARD-LOOKING STATEMENTS (cont.) the ability of the Company to attract and retain senior management experienced in the banking and financial services industries; failure to identify and complete favorable acquisitions in the future, or unexpected difficulties or developments related to the integration of recent acquisitions, including with respect to any FDIC-assisted acquisitions; unexpected difficulties or unanticipated developments related to the Company's strategy of de novo bank formations and openings, which typically require over 13 months of operations before becoming profitable due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets; changes in accounting standards, rules and interpretations and the impact on the Company's financial statements; significant litigation involving the Company; and the ability of the Company to receive dividends from its subsidiaries. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward- looking statements or reflect events or circumstances after the date hereof. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the U.S. Securities and Exchange Commission and in its press releases.

51 Questions